UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2013
U.S. RARE EARTHS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-31199	87-0638338
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

5600 Tennyson Parkway, Suite 190, Plano Texas 75024
(Address of Principal Executive Offices)

(972) 294-7116
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5- CORPORATE GOVERNMENT AND MANAGEMENT

Item 5.03 – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Amended and Restated Articles of Incorporation

On November 14, 2013, the stockholders of the Company approved the Amended and Restated Articles of Incorporation, which replaced the Company’s previous articles of incorporation in their entirety.  The Company’s previous articles of incorporation were adopted by a predecessor of the Company and were outdated.  The amended and restated Articles of Incorporation reflect current corporate practices and current Nevada statutory provisions.

On November 15, 2013, the Company filed and received approval from the State of Nevada for the Amendment and Restatement of the Articles of Incorporation for U.S. Rare Earths, Inc., a Nevada Profit Corporation.

The foregoing description of the Amended and Restated Articles of Incorporation is qualified in its entirety by reference to the Amended and Restated Articles of Incorporation, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1, incorporated by reference into this 5.03.

d)     Exhibits –

Exhibit No.	Description
3.1	Amended and Restated Articles of Incorporation of U.S. Rare Earths, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. RARE EARTHS, INC.

Date: November 20, 2013	By:	/s/ Kevin Cassidy
Name: Kevin Cassidy
Title: Chief Executive Officer